UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 14, 2023
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13 (a) of the Exchange Act.	☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Meritage Homes Corporation (the "Company") announced in a press release that on June 14, 2023 the Board of Directors ("the Board") appointed Dennis V. Arriola as an independent Class II Director to be effective as of June 14, 2023. Mr. Arriola, a seasoned senior executive and director, is an Operating Partner at Sandbrook Capital, a private equity firm, and was previously the CEO and a member of the Executive Committee on the board of directors of Avangrid, Inc. (NYSE: AGR). He currently serves as a director and member of the Audit & Finance Committee and Human Resources & Compensation Committee for ConocoPhillips (NYSE: COP) and as a director and member of the Audit Committee and Public Affairs Committee for the Automobile Club of Southern California (AAA). The Board plans to consider Mr. Arriola for appointment to one or more board committees over the course of the next several regularly scheduled Board meetings.

In accordance with the Company's current Board compensation arrangements, as described in the Company's most recent proxy statement, Mr. Arriola will receive cash compensation of $50,000 per year for serving on the Board, annual grants of service-based RSUs and reimbursement for reasonable expenses, and the Company will enter into an indemnification agreement with Mr. Arriola in the form provided to other directors of the Company.

A copy of the press release announcing the appointment of Mr. Arriola is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 14, 2023, the Company's Board of Directors adopted an amendment to Article II, Section 2 of the Company’s Amended and Restated Bylaws to increase the maximum size of the Board of Directors from eleven to twelve members. A copy of the Amended and Restated Bylaws, as amended for the change described in this Form 8-K, is filed with this Form 8-K as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description
3.1	Meritage Homes Corporation Amended and Restated Bylaws
99.1	Press Release dated June 14, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 14, 2023

MERITAGE HOMES CORPORATION

/s/	Malissia Clinton
By:	Malissia Clinton
Executive Vice President and General Counsel